Exhibit 10.4

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (hereinafter referred to as this “Amendment”) is made and entered into as of the 29th day of June, 2006, between WAGNER FOREST MANAGEMENT, LTD., a New Hampshire corporation (hereinafter referred to as “Purchaser”), and NEENAH PAPER COMPANY OF CANADA (hereinafter referred to as “Seller”);

W I T N E S S E T H:

WHEREAS, Seller and Purchaser previously have entered into that certain Purchase and Sale Agreement, dated May 5, 2006 (hereinafter referred to as the “Agreement”); and

WHEREAS, Seller and Purchaser now desire to modify the terms of the Agreement in certain respects;

NOW, THEREFORE, for and in consideration of the premises, the mutual agreements contained herein, and for other good and valuable considerations, the parties hereto do hereby covenant and agree that the Agreement is hereby amended as follows:

1.             Amendment to Section 7.  The words “at Closing” in the sixth line of Section 7 are deleted.

2.             Amendment to Section 9.  The fourth line of Section 9 is hereby revised to read as follows:  “shall equal the fair market value of the parcel or portion of the parcel of the Real Property.”

3.             Amendment to Section 13(a).  The word “either” in the second line of subparagraph (iii) is deleted.

4.             Amendment to Section 14.1(a).  “Schedule 8(c)” in subparagraph (iii) is deleted and replaced with “Schedule 5 (c).”

5.             Amendment to Schedule 10.3.  Schedule 10.3 is deleted, and replaced with the new Schedule 10.3 attached hereto.

6.             Capitalized Terms.  All capitalized terms herein shall have the meaning ascribed to such terms in the Agreement.

7.             Reaffirmation of Agreement.  This Amendment shall be deemed a part of the Agreement for all purposes, and the Agreement remains in full force and effect in accordance with its terms and as modified herein.

8.             Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be duly executed by authorized representatives as of the day and year first above written.

SELLER:

Neenah Paper Company of Canada

By:	s/s Sean T. Erwin
Name:	Sean T. Erwin
Title:	President

PURCHASER:

Wagner Forest Management, Ltd., a New Hampshire corporation

By:	s/s Thomas J. Colgan
Name:	Thomas J. Colgan
Title:	President and Chief Executive Officer